UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

5E ADVANCED MATERIALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on April 27, 2023

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), will be held on Thursday, April 27, 2023, at 4:00 p.m. Central time (being 7:00 am AEST on Friday, April 28, 2023). To increase access for all of our stockholders, the Annual Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Annual Meeting via the live webcast on the Internet at www.meetnow.global/M265SYK. You will not be able to attend the Annual Meeting in person, nor will there be any physical location.

Only stockholders of record at the close of business on March 15, 2023, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Holders of CDIs of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. As further described in the proxy materials for the Annual Meeting, you are entitled to attend the Annual Meeting via the live webcast on the Internet at www.meetnow.global/M265SYK. You may vote by telephone, Internet, or mail prior to the Annual Meeting. While we encourage you to vote in advance of the Annual Meeting, you may also vote and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions).

To be admitted to the Annual Meeting at www.meetnow.global/M265SYK, you must enter the 15-digit control number found on your proxy card. Holders of CDIs wishing to attend the Annual Meeting will need to do so as guests.

The Annual Meeting will be held for the following purposes:

1.	to elect the five directors named in this Proxy Statement, being each of:

(1)	David Jay Salisbury;

(2)	Stephen Hunt;

(3)	H. Keith Jennings;

(4)	Sen Ming (Jimmy) Lim; and

(5)	Graham van’t Hoff,

to serve until the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, or removal;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year;

3.	to ratify and approve, for purposes of ASX Listing Rule 7.4 and for all other purposes, the issuance of our 4.50% Secured Convertible Notes to Bluescape;

4.	to ratify and approve, for purposes of ASX Listing Rule 7.4 and for all other purposes, the existing grants made under the Company’s 2022 Equity Compensation Plan;

5.	to approve, for the purpose of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, the Company’s 2022 Equity Compensation Plan;

6.	to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by the Directors in the Company’s 2022 Equity Compensation Plan;

7.

to approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of awards to the current Directors of the Company pursuant to the Company’s 2022 Equity Compensation Plan as follows:

(1)	To Mr David Salisbury:

(a)	3,701 Director Share Units with an effective date of June 29, 2022 and a vesting date at the Company’s 2023 Annual Meeting;

(b)	1,981 Director Share Units with an effective date of July 1, 2022 and a vesting date of July 1, 2023;

(c)	2,240 Director Share Units with an effective date of October 1, 2022 and a vesting date of July 1, 2023

(d)	4,061 Director Share Units with an effective date of January, 1, 2023 and a vesting date of July 1, 2023.

(2)	To Mr Sen Ming (Jimmy) Lim:

(a)	3,701 Director Share Units with an effective date of June 29, 2022 and a vesting date at the Company’s 2023 Annual Meeting;

(b)	1,300 Director Share Units with an effective date of July 1, 2022 and a vesting date of July 1, 2023;

(c)	1,470 Director Share Units with an effective date of October 1, 2022 and a vesting date of July 1, 2023; and

(d)	1,587 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

(3)	To Mr Stephen Hunt:

(a)	3,701 Director Share Units with an effective date of June 29, 2022 and a vesting date at the Company’s 2023 Annual Meeting;

(b)	1,300 Director Share Units with an effective date of July 1, 2022 and a vesting date of July 1, 2023; and

(c)	1,470 Director Share Units with an effective date of October 1, 2022 and a vesting date of July 1, 2023; and

(d)	2,031 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

(4)	To Mr Graham van’t Hoff:,

(a)	1,087 Director Share Units with an effective date of the date of his appointment as a Non-Executive Director and a vesting date of July 1, 2023; and

(b)	2,665 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

(5)	To Mr H. Keith Jennings:

(a)	1,213 Director Share Units with an effective date of the date of his appointment as a Non-Executive Director and a vesting date of July 1, 2023; and

(b)	2,983 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

8.	to approve, for the purposes of ASX Listing Rule 10.11 and for all other purposes, the issuance of common stock to the current and former Directors of the Company as follows:

(1)	To Mr David Salisbury: 3,701 shares of common stock.

(2)	To Mr Sen Ming (Jimmy) Lim: 3,701 shares of common stock.

(3)	To Mr Stephen Hunt: 3,701 shares of common stock.

(4)	To Ms Patricia Mishic O’Brien: 1,947 shares of common stock; and

9.	to consider and transact such other business as may properly come before the Annual Meeting.

On or about March 27, 2023, we began mailing to certain stockholders this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 (the “Annual Report”), and instructions on how to vote online. The Proxy Statement and Annual Report are available at www.envisionreports.com/FEAM.

By order of the Board of Directors,
Houston, Texas

March 27, 2023	Chantel Jordan, Esq. SVP, General Counsel, Corporate Secretary and Chief People Officer

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.

Holders of CDIs can direct the Depositary Nominee to vote the common stock underlying their CDIs at the Annual Meeting by completing the CDI Voting Instruction Form.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1

TABLE OF CONTENTS	4

FORWARD-LOOKING STATEMENTS	5

PROXY STATEMENT SUMMARY	6

PROXY STATEMENT	8

QUESTIONS AND ANSWERS	9

PROPOSAL ONE (1) TO (5) – ELECTION OF DIRECTORS	21

CORPORATE GOVERNANCE	24

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	32

EXECUTIVE COMPENSATION	33

DIRECTOR COMPENSATION	39

PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023	41

REPORT OF THE AUDIT COMMITTEE	43

PROPOSAL THREE – TO RATIFY AND APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF OUR 4.50% SECURED CONVERTIBLE NOTES TO BLUESCAPE	44

PROPOSAL FOUR – TO RATIFY AND APPROVE, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, THE EXISTING GRANTS MADE UNDER THE COMPANY’S 2022 EQUITY COMPENSATION PLAN	46

PROPOSAL FIVE – TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 7.2 (EXCEPTION 13) AND FOR ALL OTHER PURPOSES, THE COMPANY’S 2022 EQUITY COMPENSATION PLAN	48

PROPOSAL SIX – TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, PARTICIPATION BY THE DIRECTORS IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN	49

PROPOSAL SEVEN (1) TO (5) – TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF AWARDS TO THE CURRENT DIRECTORS OF THE COMPANY PURSUANT TO THE COMPANY’S 2022 EQUITY COMPENSATION PLAN	51

PROPOSAL EIGHT (1) TO (4) – TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF COMMON STOCK TO THE CURRENT AND FORMER DIRECTORS OF THE COMPANY	55

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “intend,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2022, under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission.

These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

2022 PROXY STATEMENT SUMMARY

This summary contains highlights about our Company and the upcoming 2022 Annual Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.

2022 Annual Meeting of Stockholders

Date and Time:	Thursday, April 27, 2023, at 4:00 p.m. Central time (being 7:00 am AEST on Friday, April 28, 2023)

Location:	Live webcast on the Internet at www.meetnow.global/M265SYK

Record Date:	March 15, 2023

*

Our Annual Meeting will be conducted via live webcast. You may attend, ask questions relating to meeting matters, and vote during the Annual Meeting via the live webcast on the Internet at the link above (subject to time restrictions). You will not be able to attend the Annual Meeting in person. There will be no physical location for stockholders to attend.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation

1

(1)   Election of David Jay Salisbury as a Director

(2)   Election of Stephen Hunt as a Director

(3)   Election of H. Keith Jennings as a Director

(4)   Election of Sen Ming (Jimmy) Lim as a Director

(5)   Election of Graham van’t Hoff as a Director

FOR each Nominee

2	Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2023	FOR

3	Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the issuance of our 4.50% Secured Convertible Notes to Bluescape	FOR

4	Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the existing grants made under the Company’s 2022 Equity Compensation Plan	FOR

5	Approval, for purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, of the Company’s 2022 Equity Compensation Plan	FOR

6	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by the Directors in the Company’s 2022 Equity Compensation Plan	FOR

7

Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to the current Directors of the Company pursuant to the Company’s 2022 Equity Compensation Plan as follows:

(1)   11,983 Director Share Units to Mr David Salisbury;

(2)   8,058 Director Share Units to Mr Sen Ming (Jimmy) Lim;

(3)   8,502 Director Share Units to Mr Stephen Hunt;

(4)   3,752 Director Share Units to Mr Graham van’t Hoff; and

(5)   4,196 Director Share Units to Mr H. Keith Jennings,

as further detailed in this Proxy Statement.

FOR each grant

8

Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of common stock to the current and former Directors of the Company as follows:

(1)   3,701 shares of common stock to Mr David Salisbury;

(2)   3,701 shares of common stock to Mr Sen Ming (Jimmy) Lim;

(3)   3,701 shares of common stock to Mr Stephen Hunt; and

(4)   1,947 shares of common stock to Ms Patricia Mishic O’Brien,

as further detailed in this Proxy Statement.

FOR

19500 State Highway 249, Suite 125

Houston, Texas 77070

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

April 27, 2023

This Proxy Statement is being furnished to the stockholders of 5E Advanced Materials, Inc. (the “Company” or “5E Materials”) in connection with the solicitation of proxies for the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, April 27, 2023, at 4:00 p.m. Central time (being 7:00 am AEST on Friday, April 28, 2023), or at any adjournment or postponement thereof, for the purposes set forth herein. The Annual Meeting will be held via live webcast on the Internet at www.meetnow.global/M265SYK. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). You will be able to vote and submit questions online through the virtual-meeting platform during the Annual Meeting. Holders of CDIs of the Company will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

How can I attend the Annual Meeting?

Stockholders as of the Record Date (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Annual Meeting by logging in at www.meetnow.global/M265SYK. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including Holders of CDIs), you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly at 4:00 p.m. Central time on Thursday, April 27, 2023 ((being 7:00 am AEST on Friday, April 28, 2023). We encourage you to access the meeting prior to the start time. Online access will open at 3:45 p.m. Central time, (being 6:45 am AEST) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.meetnow.global/M265SYK for 90 days after the meeting.

Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting.

Can I ask questions at the virtual Annual Meeting?

Only registered stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Annual Meeting by going to www.meetnow.global/M265SYK and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the types of questions that will be accepted, will be posted on the Annual Meeting website. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: www.meetnow.global/M265SYK.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on eight proposals at the Annual Meeting:

1.	the election of the five directors named in this Proxy Statement, being each of:

(1)	David Jay Salisbury;

(2)	Stephen Hunt;

(3)	H. Keith Jennings;

(4)	Sen Ming (Jimmy) Lim; and

(5)	Graham van’t Hoff,

to serve until the 2023 Annual Meeting and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, or removal;

2.	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year;

3.	the ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, the issuance of our 4.50% Secured Convertible Notes to Bluescape;

4.	the ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the existing grants made under the Company’s 2022 Equity Compensation Plan;

5.	the approval, for the purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, of the Company’s 2022 Equity Compensation Plan;

6.	the approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by the Directors in the Company’s 2022 Equity Compensation Plan;

7.

the approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to the current Directors of the Company pursuant to the Company’s 2022 Equity Compensation Plan as follows:

(1)	11,983 Director Share Units to Mr David Salisbury;

(2)	8,058 Director Share Units to Mr Sen Ming (Jimmy) Lim;

(3)	8,502 Director Share Units to Mr Stephen Hunt;

(4)	3,752 Director Share Units to Mr Graham van’t Hoff; and

(5)	4,196 Director Share Units to Mr H. Keith Jennings,

as further detailed in this Proxy Statement; and

8.	the approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of common stock to the current and former Directors of the Company as follows:

(1)	3,701 shares of common stock to Mr David Salisbury;

(2)	3,701 shares of common stock to Mr Sen Ming (Jimmy) Lim;

(3)	3,701 shares of common stock to Mr Stephen Hunt; and

(4)	1,974 shares of common stock to Ms Patricia Mishic O’Brien,

as further detailed in this Proxy Statement; and

We will also consider other business, if any, that properly comes before the Annual Meeting.

What happens if other business not discussed in this Proxy Statement comes before the meeting?

The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Certificate of Incorporation (the “Charter”), Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.

How does the Board recommend that stockholders vote on the proposals?

Our Board recommends that stockholders vote “FOR” the election of each director nominees named in this Proxy Statement, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023, “FOR” the ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, the issuance of our 4.50% Secured Convertible Notes to Bluescape, “FOR” the ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the existing grants made under the Company’s 2022 Equity Compensation Plan, “FOR” the approval, for purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, of the Company’s 2022 Equity Compensation Plan; “FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by the Directors in the Company’s 2022 Equity Compensation Plan, “FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to each of the current Directors of the Company pursuant to the Company’s 2022 Equity Compensation Plan, and “FOR” the approval, for the purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of common stock to each of the current and former Directors of the Company.

Who is entitled to vote?

As of the Record Date, 44,149,172 shares of common stock, par value $0.01 per share, were outstanding. Only holders of record of our common stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote one vote for every 10 CDIs held by such holder on the Record Date.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through the Depositary Nominee and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of common stock for every 10 CDIs that you own. The Depositary Nominee, or its custodian, is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the Depositary Nominee, or its custodian, as to how to vote the shares of common stock underlying your CDIs. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a stockholder, if you personally want to vote the shares of common stock underlying your CDIs at the Annual Meeting, you must inform the Depositary Nominee via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Under the rules governing CDIs, the Depositary Nominee is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct the Depositary Nominee how to vote. We encourage you to communicate your voting instructions to the Depositary Nominee in advance of the Annual Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.

How do I vote in advance of the Annual Meeting?

If you are a holder of record of shares of common stock of the Company, you may direct your vote without attending the Annual Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.

If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Annual Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.

How do I vote during the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the Annual Meeting by entering the 15-digit control number found on your proxy card when you log in to the meeting at www.meetnow.global/M265SYK.

Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 10 CDIs held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting as guests. Holders of CDIs may direct the Depositary Nominee to vote their underlying shares of common stock at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare Australia by no later than 9:00 p.m. Central time on Thursday, April 20, 2023 (being 12 noon AEST on Friday, April 21, 2023) (two business days prior to the date of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.

Alternatively, CDI holders can inform the Depositary Nominee via the CDI Voting Instruction Form that they wish to nominate themselves (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Can I change my vote or revoke my proxy or CDI Voting Instruction Form?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•	delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;

•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•

attending the Annual Meeting and voting electronically, as indicated above under “How do I vote during the Annual Meeting?”, but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).

If you are a holder of CDIs and you direct the Depositary Nominee to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 9:00 p.m. Central time on Thursday, April 20, 2023 (being 12 noon AEST on Friday, April 21, 2023).

What is a broker nonvote?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than the Depositary Nominee) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “nonroutine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal Two). Each of the other Proposals are nonroutine matters.

A broker nonvote occurs when a broker, bank, or other nominee does not vote on a nonroutine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because Proposal Two is a routine matter, and as such, there will be no broker nonvotes on Proposal Two. Broker nonvotes may occur as to the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. The effect of broker nonvotes on each of the other Proposals is described below.

What constitutes a quorum?

The presence at the Annual Meeting, either in person or by proxy, of holders of a majority in voting power of the shares of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting. Your shares are counted as being present if you participate virtually at the Annual Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting www.meetnow.global/M265SYK, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.

What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions

1	Election of each of the Five Directors Named in this Proxy Statement ((1) David Jay Salisbury, (2) Stephen Hunt, (3) H. Keith Jennings, (4) Sen Ming (Jimmy) Lim, and (5) Graham van’t Hoff) (each as a separate resolution)	Majority of Votes Cast	No	No Effect	No Effect

2	Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2023	Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote Thereon	Yes	N/A	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions

3	Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, the issuance of our 4.50% Secured Convertible Notes to Bluescape	Majority of Votes Cast	No	No Effect	No Effect

4	Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the existing grants made under the Company’s 2022 Equity Compensation Plan	Majority of Votes Cast	No	No Effect	No Effect

5	Approval, for purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, of the Company’s 2022 Equity Compensation Plan	Majority of Votes Cast	No	No Effect	No Effect

6	Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by the Directors in the Company’s 2022 Equity Compensation Plan	Majority of Votes Cast	No	No Effect	No Effect

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions

7	Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to the current Directors of the Company pursuant to the Company’s 2022 Equity Compensation Plan, being to each of (1) Mr David Salisbury, (2) Mr Sen Ming (Jimmy) Lim, (3) Mr Stephen Hunt, (4) Mr Graham van’t Hoff, and (5) Mr H. Keith Jennings (each as a separate resolution)	Majority of Votes Cast	No	No Effect	No Effect

8	Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of common stock to the current and former Directors of the Company, being each of (1) Mr David Salisbury, (2) Mr Sen Ming (Jimmy) Lim, (3) Mr Stephen Hunt, and (4) Ms Patricia Mishic O’Brien (each as a separate resolution)	Majority of Votes Cast	No	No Effect	No Effect

Proposal One: Election of Five Directors Named in This Proxy Statement.

Our Bylaws provide that the election of directors shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker nonvotes will have no effect on Proposal One.

Under our Bylaws, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee. The Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for re-election does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors shall act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

Proposal Two: Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2022.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year requires approval by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon. An abstention on Proposal Two will have the same effect as a vote against. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker nonvotes on Proposal Two.

Proposal Three: Ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, the issuance of our 4.50% Secured Convertible Notes to Bluescape.

This proposal shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker nonvotes will have no effect on Proposal Three. A voting exclusion applies in respect of the proposal as noted below.

Proposal Four: Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the existing grants made under the Company’s 2022 Equity Compensation Plan

This proposal shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker nonvotes will have no effect on Proposal Four. A voting exclusion applies in respect of the proposal as noted below.

Proposal Five: Approval, for purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, of the Company’s 2022 Equity Compensation Plan

This proposal shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker nonvotes will have no effect on Proposal Five. A voting exclusion applies in respect of the proposal as noted below.

Proposal Six: Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by the Directors in the Company’s 2022 Equity Compensation Plan

This proposal shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker nonvotes will have no effect on Proposal Six. A voting exclusion applies in respect of the proposal as noted below.

Proposal Seven: Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to the current Directors of the Company pursuant to the Company’s 2022 Equity Compensation Plan

This proposal shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker nonvotes will have no effect on Proposal Seven. A voting exclusion applies in respect of the proposal as noted below.

Proposal Eight: Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of common stock to the current and former Directors of the Company

This proposal shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker nonvotes will have no effect on Proposal Eight. A voting exclusion applies in respect of the proposal as noted below.

Voting exclusion statement

The Company will disregard any votes cast in favor of:

•	Proposal Three by or on behalf of a person who participated in the issue of Convertible Notes (namely, Bluescape) or any of their associates;

•	Proposal Four by or on behalf of any person who has participated in the Company’s 2022 Equity Compensation Plan or any of their associates;

•	Proposal Five, by or on behalf of any person who is entitled to participate in the Company’s 2022 Equity Compensation Plan or any of their associates;

•	Proposal Six, by or on behalf of any of the Directors who are entitled to participate in the Company’s 2022 Equity Compensation Plan or any of their associates;

•

Proposal Seven, by or on behalf of the current Directors to whom awards are to be granted and any other person who will obtain a material benefit as a result of the grant of the awards (except a benefit solely by reason of being a holder of ordinary securities in the Company) or any of their associates; and

•

Proposal Eight, by or on behalf of the current and former Directors to whom common stock are to be issued and any other person who will obtain a material benefit as a result of the issue of common stock awards (except a benefit solely by reason of being a holder of ordinary securities in the Company) or any of their associates.

However, the Company need not disregard a vote cast in favor of any of the above Proposals by:

•	a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way;

•

the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and

•	the holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

What is the deadline for submitting a proxy or CDI Voting Instruction Form?

To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Wednesday, April 26, 2023, and proxies submitted by mail should be received by the close of business on Wednesday, April 26, 2023 (the day prior to the date of the Annual Meeting).

CDI Voting Instruction Forms must be received by Computershare Australia by no later than 9:00 p.m. Central time on Thursday, April 20, 2023 (being 12 noon AEST on Friday, April 21, 2023) (two business days prior to the date of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.

What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?

If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?

If you are a holder of record of our common stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:

•	“FOR” the election of each of the directors named in this Proxy Statement;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023;

•	“FOR” the ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the issuance of our 4.50% Secured Convertible Notes to Bluescape;

•	“FOR” the ratification and approval, for purposes of ASX Listing Rule 7.4 and for all other purposes, of the existing grants made under the Company’s 2022 Equity Compensation Plan;

•	“FOR” the approval, for the purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, of the Company’s 2022 Equity Compensation Plan;

•	“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by the Directors in the Company’s 2022 Equity Compensation Plan;

•	“FOR” the approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to each of the current Directors of the Company; and

•	“FOR” the approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issuance of common stock to the current and former Directors of the Company.

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•	will be counted as present for purposes of establishing a quorum;

•

will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which includes the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal Two); and

•

will not be counted in connection with the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker nonvotes.”

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals identified in this Proxy Statement. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses. We have retained Georgeson LLC (“Georgeson”) to assist in the solicitation of proxies at a cost that is not expected to exceed $20,000 plus reasonable out-of-pocket expenses.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at 5E Advanced Materials, Inc., 19500 State Highway 249, Suite 125, Houston, Texas, 77070 between the hours of 9:00 a.m. and 5:00 p.m. Central time. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at www.meetnow.global/M265SYK. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one Proxy Statement and one Annual Report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge, by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals due for the 2023 Annual Meeting of the stockholders?

We intend to hold our next annual meeting in late 2023. Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Charter, our Bylaws, and the rules established by the SEC.

As we expect to hold our next annual meeting in late 2023 (which will be a date changed by more than 30 days from the date of the 2022 Annual Meeting), under Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you want us to include a proposal in the proxy materials for our 2023 Annual Meeting of stockholders, we must receive the proposal at our executive offices at 19500 State Highway 249, Suite 125, Houston, Texas 77070, no later than a reasonable time before we begin to print and send our proxy materials.

As we expect to hold our next annual meeting in late 2023 (which will be a date more than 30 days in advance of the anniversary of the 2022 Annual Meeting), pursuant to our Bylaws, a stockholder proposal of business submitted outside of the process established in Rule 14a-8 and nominations of directors must be received no earlier than the close of business on the 120th day prior to the 2023 Annual Meeting , and not later than the later of close of business on the 90th day prior to the 2023 Annual Meeting and the close of business on the tenth (10th) day following the first date of public disclosure of the date of the 2023 Annual Meeting. All proposals submitted outside of the process established in Rule 14a-8 and nominations of directors must comply with the requirements set forth in our Bylaws. Any proposal or nomination should be addressed to the attention of our Secretary, and we suggest that it be sent by certified mail, return receipt requested.

In addition, as we expect to hold our next annual meeting in late 2023 (which will be a date changed by more than 30 calendar days from the date of the 2022 Annual Meeting), to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the later of 60 days prior to the date of the 2023 Annual Meeting or the tenth (10th) day following the date of public announcement of the date of the 2023 Annual Meeting.

Whom can I contact for further information?

You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at 19500 State Highway 249, Suite 125, Houston, Texas 77070.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE (1) TO (5)

ELECTION OF DIRECTORS

General

At the Annual Meeting, our stockholders will vote on five directors for a one-year term and until the election and qualification of their respective successors in office, or until such director’s earlier death, resignation, or removal. ASX Listing Rule 14.5 requires that an entity which has directors must hold an election of directors at each Annual Meeting. Further, in accordance with ASX Listing Rule 14.4, a director must not hold office (without re-election) past the third Annual Meeting following their appointment of 3 years, whichever is longer.

The directors named herein have agreed to serve, if elected, until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, or removal. There are no family relationships between or among any of our executive officers, nominees, or continuing directors.

The election of each director will be voted on separately.

If a proposal to elect a director is approved, the director will be appointed for a one-year term as outlined above. If a proposal to elect a director is not approved, the director will not be appointed and will cease to be a director, and the board may be required to take steps to fill that vacancy.

Director Nominees

The following table sets forth information with respect to our director nominees for election at the Annual Meeting:

Name	Independent	Age
(1) David Jay Salisbury	Yes	71
(2) Stephen Hunt	Yes	60
(3) H. Keith Jennings	Yes	53
(4) Sen Ming (Jimmy) Lim	No	49
(5) Graham van’t Hoff	Yes	61

Board Skills Matrix

	(1) David Jay Salisbury	(2) Stephen Hunt	(3) H. Keith Jennings	(4) Sen Ming (Jimmy) Lim	(5) Graham van’t Hoff	Total
Executive Leadership	✓	✓	✓	✓	✓	5
Mining/Rare Earth Minerals/Specialty Chemicals Industry Experience	✓	✓	✓	✓	✓	5
Business Operations	✓		✓		✓	3
Strategic Development/Planning	✓	✓	✓	✓	✓	5
Corporate Governance		✓	✓		✓	3
Financial Expert			✓			1
Business to Business Sales and Marketing		✓			✓	2
Capital Markets		✓	✓	✓		3
ESG Leadership	✓		✓		✓	3
M&A Experience			✓	✓	✓	3
International Experience	✓	✓	✓	✓	✓	5

Board Diversity Matrix (as of March 27, 2023)

Total Number of Director Nominees: 5

Part I: Gender Identity	Female	Male	Nonbinary	Did Not Disclose Gender Identity
Directors	—	5	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

More detailed biographical descriptions of the nominees are set forth in the text below. These descriptions include the experience, qualifications, qualities, and skills that led to the conclusion that each director should serve as a member of our Board at this time.

(1) David J. Salisbury was appointed as Chairman of the Board in January 2022. Mr. Salisbury has served as Chairman of ABR since August 1, 2020, and served as Executive Chairman of ABR from May 2021 to August 2021. Mr. Salisbury has also served as Chairman of Fort Cady (California) Corporation, a subsidiary of ABR, since August 2020 and served as the President and CEO of Fort Cady (California) Corporation from May 2021 to August 2021. Mr. Salisbury’s business experience spans a period of over 40 years with significant involvement in underground and surface coal, open-pit gold, uranium mining, and copper mine development. Over that period, he has held senior executive positions at The Coteau Properties Company, Energy Resources Company, Al Hamilton Contracting Company, Cordero Mining Company, Kennecott Ridgeway Mining Company Inc., Rössing Uranium Limited, Kennecott Minerals Company, Resolution Copper Mining, LLC (Rio Tinto), and PetroDome Energy LLC. While working for Rio Tinto, Mr. Salisbury was President and CEO of Resolution Copper Company LLC, President and CEO of Kennecott Minerals Company, and Managing Director and CEO of Rössing Uranium Limited. In addition, he was a Leader for Rio Tinto’s global improvement program, Improving Performance Together, focused on the development of common improvement processes related to ore and mineral processing across global operations. Over his career, Mr. Salisbury has been responsible for operating and capital-budget development, operating-cost control, product quality, profit/loss, engineering, safety, field operations and maintenance, strategic planning, environmental compliance, market development, merger and acquisition analysis, employee relations, community, public relations, and government relations at both the state and federal levels. He was also directly responsible for the development, construction, and operations of four mines. Mr. Salisbury holds a Bachelor of Science, Electrical Engineering, from Utah State University and an MBA from the University of South Carolina.

(2) Stephen Hunt was appointed as a Director in January 2022. Mr. Hunt has also served as a Director of ABR since May 2017. Mr. Hunt is currently Executive Chairman of Sparc Technologies Ltd. (ASX: SPN), which is developing and commercializing graphene applications as well as photocatalytic hydrogen production. Mr. Hunt’s experience includes over 20 years of serving as a Director of multiple ASX-listed companies. Previous Directorships include Executive Chairman and Non-Executive Director of Volt Resources Ltd. (ASX: VRC), Non-Executive Director of Magnis Energy Technologies Ltd. (ASX: MNS), Non-Executive Director of IMX Resources Ltd. and Australian Zircon Ltd.

(3) H. Keith Jennings was appointed as a Director in October 2022. Mr. Jennings has over 30 years’ experience as a global business leader with a focus on finance across the pharmaceuticals, genomics, chemicals, fuels and energy sectors. Mr. Jennings most recently acted as Executive Vice President and Chief Financial Officer of Weatherford International (NASDAQ: WFRD). Prior to this, Executive Vice President and Chief Financial Officer of Calumet Specialty Products Partners (NASDAQ: CLMT), the Vice President, Finance and Vice President & Treasurer of Eastman Chemical Company (NYSE: EMN). He has also served as the Vice President & Treasurer of Cameron International (NYSE:CAM). Mr. Jennings holds a Bachelor of Commerce from the University of Toronto and an MBA from Columbia University and is a Chartered Professional Accountant.

(4) Sen Ming (Jimmy) Lim was appointed as a Director in January 2022. Mr. Lim has also served as a Director of ABR since February 2021. Mr. Lim has served as the Managing Director and Founder of Virtova Capital Management Limited, a natural resources industry advisory firm providing corporate advisory services encompassing M&A and structured financings in relation to assets in the sector since 2018. In this role, he advises several ASX-listed mining companies with respect to mergers, acquisitions, and structured finance. Mr. Lim has worked for global investment banks in Australia (JPMorgan) and Hong Kong (Morgan Stanley and Goldman Sachs). Mr. Lim has served as a Non-Executive Director of Stanmore Resources Limited since October 2019.

(5) Graham van’t Hoff was appointed as Director in October 2022. Mr. van’t Hoff is a global business executive with a 35-year career focused on business restructuring and growth with a track record of scaling business and driving growth through business disruption, restructures, technology integration and tight project management disciplines. Mr. van’t Hoff finished his 35-year career with Royal Dutch Shell PLC (NYSE: SHEL) as the Executive Vice President of Global Chemicals where he was responsible for the company’s $25bn global chemicals business over a seven year period of record profitability. Prior to this role, he held the positions of Chairman, Shell UK, Executive Vice President, Alternative Energies and CO2 and Vice President, Base Chemicals. Mr. van’t Hoff holds a Bachelor of Arts and Master of Arts in Chemistry from Oxford University, UK and a Master of Business Management with distinction from Alliance Manchester Business School, UK.

Our directors bring a range of skills and experience in relevant areas, including finance, exploration and production, environment, international business and leadership, as well as specialty chemicals. We believe this cross-section of capabilities enables our Board of Directors to help guide our objectives and leading corporate governance practices.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED ABOVE.

CORPORATE GOVERNANCE

Our Board believes sound corporate-governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and conduct ongoing reviews of our governance structure and processes to reflect changing circumstances. Below are highlights of our corporate-governance practices and principles.

Director Independence

Our common stock is listed on the Nasdaq Stock Market (the “Nasdaq”). Under the rules of the Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of listing on the Nasdaq. In addition, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent. Under the rules of the Nasdaq, a director will only qualify as an “independent director” if the director has no relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

At least annually, our Board evaluates all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a relationship exists that might interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of the independence standards of Nasdaq and the SEC.

Our Board has determined that each of Messrs. Salisbury, Hunt, Jennings, and van’t Hoff qualifies as an “independent director” as defined under the rules of the Nasdaq. Mr. Lim is not independent. Our Board also has determined that Messrs. Jennings, Hunt, and Salisbury, who comprise our Audit Committee, Messrs. van’t Hoff and Jennings, who comprise our Compensation Committee, and Messrs. van’t Hoff and Salisbury, who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for such committees established by the SEC and the rules of the Nasdaq, as applicable. In making such determinations, our Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

Board Leadership Structure

Our Corporate Governance Guidelines provide the Board will determine the Board leadership structure in a manner that it determines to be in the best interests of the Company and its stockholders. The Chairman of the Board and CEO positions may, but need not be, filled by the same individual. At this time, the offices of the Chairman of the Board and the CEO are not combined. If the offices were combined, the Board would appoint a lead independent director to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine.

Role of the Board in Risk Oversight

The Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss the Company’s business strategies, challenges, risks and opportunities and reviews those items with the Board at regularly scheduled meetings. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking. The Audit Committee is responsible for overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, major litigation and financial risk exposures and the steps management has taken to monitor and control such exposures. The Nominating and Corporate Governance Committee is responsible for risk oversight associated with corporate governance practices and the composition of our Board and its committees.

Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Nominating and Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Board and Committee Meetings and Attendance

Directors are expected to make every effort to attend all meetings of the Board and all meetings of the committees on which they serve. During fiscal year 2022, our Board had 13 Board meetings. During fiscal year 2022, each member of our Board attended at least 75% of all Board and relevant Committee meetings held during the period in which such director served. Our independent directors hold regularly scheduled executive sessions without our management present. These executive sessions of independent directors are chaired by our Chairman of the Board.

Board Attendance at Annual Stockholders’ Meeting

Each director is encouraged and generally expected to attend the Company’s annual meeting of stockholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board are described below. Copies of the charters of the committees are available on the investor relations page of our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

The following table provides current membership and meeting information for 2022 for each of these committees of our Board with directors marked with an asterisk (*) identified as committee chair:

Name	Audit	Nominating and Corporate Governance	Compensation
David Jay Salisbury	✓	✓
Stephen Hunt	✓
H. Keith Jennings	✓*		✓
Sen Ming (Jimmy) Lim
Graham van’t Hoff		✓*	✓*
Total meetings held in 2022	6	8	3

Audit Committee

Messrs. Jennings, Hunt and Salisbury are the members of the Audit Committee. Mr. Jennings is the Chairman of the Audit Committee. Each proposed member of the Audit Committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Mr. Jennings qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K, and that each of the members is able to read and understand fundamental financial statements, as defined under the rules of the Nasdaq.

Under its charter, the functions of the Audit Committee include, among other things:

•	the Company’s accounting and financial reporting processes and the integrity of its financial statements;

•	the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors;

•	the Company’s compliance with legal and regulatory requirements; and

•	the performance of the Company’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting.

Compensation Committee

Messrs. van’t Hoff and Jennings are the members of the Compensation Committee. Mr. van’t Hoff is the Chairman of the Compensation Committee. All of the members of the Compensation Committee are independent directors and are considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act.

Under its charter, the functions of the Compensation Committee include, among other things:

•	determine, or recommend to the Board for determination, the compensation of the Chief Executive Officer (the “CEO”) and all other executive officers (as defined herein) of the Company;

•	make recommendations to the Board with respect to (to the extent set forth in this charter or otherwise directed by the Board) compensation of the non-employee directors;

•	make recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to Board approval;

•	exercise oversight with respect to the Company’s compensation philosophy, incentive compensation plans and equity-based plans covering executive officers and senior management;

•	review and discuss with management the Company’s Compensation Discussion & Analysis required by SEC rules to be included in the Company’s proxy statement and annual report on Form 10-K; and

•	produce the annual compensation committee report for inclusion in the Company’s proxy statement and annual report on Form 10-K.

The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser.

Nominating and Corporate Governance Committee

Messrs. Salisbury and van’t Hoff are members of the Nominating and Governance Committee. Mr. van’t Hoff is the Chairperson of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Governance Committee are independent directors.

Under its charter, the functions of the Nominating and Corporate Governance Committee include, among other things:

•

identify and recommend to the Board for selection the individuals qualified to serve on the Company’s Board (consistent with criteria that the Board has approved) either for election by stockholders at each meeting of stockholders at which directors are to be elected or for appointment to fill vacancies on the Board;

•	develop, recommend to the Board and assess corporate governance policies for the Company; and

•	oversee the evaluation of the Board.

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Nominating and Corporate Governance Committee is leading the current CEO search.

The Nominating and Corporate Governance Committee meets periodically, and no less frequently than annually, to assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing directors, including the Board’s size and composition, corporate governance policies, applicable listing standards and laws, individual director performance, expertise, experience, qualifications, attributes, skills, tenure and willingness to serve actively, the number of other public and private Company Boards on which a director candidate serves, consideration of director nominees proposed or recommended by stockholders and related policies and procedures, and other appropriate factors. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be identified, interviewed and evaluated by the Nominating and Corporate Governance Committee. Potential director candidates recommended by the Company’s management and stockholders are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee will then be recommended to the full Board.

Director Nominations by Stockholders

Nominations of persons for election to the Board may be made by any stockholder of the Company who is a stockholder of record and complies with the notice procedures set forth in the Bylaws, and such nominations must be accompanied by a written consent from the proposed nominee to be named as a nominee and to serve as a director if elected. All candidates, regardless of the source of their recommendation, are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee.

Election of Directors

We have voluntarily adopted a majority-voting standard for uncontested elections of directors. Our Bylaws provide that, unless otherwise required by law or our Certificate of Incorporation or Bylaws, the election of our directors will be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election, unless our Secretary determines that the number of nominees for director exceeds the number of directors to be elected, in which case directors will be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.

If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee will not be elected. Our Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for reelection does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors must act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who fails to receive a majority vote is not permitted to participate in the committee’s recommendation or the Board of Directors’ decision.

Corporate Governance Guidelines and Code of Business Conduct

We have adopted Corporate Governance Guidelines and a written Code of Business Conduct, which are available on our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement.

Our Corporate Governance Guidelines provide the framework for our corporate governance along with our Charter, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition. Our guidelines currently provide for our directors to retire upon reaching age 70. Due to Mr. Salisbury’s institutional knowledge and recent transitions on the Board, the Board believes that it would be in the best interests of the Company and its shareholders for Mr. Salisbury to stand for reelection to the Board.

Our Code of Business Conduct and Ethics is applicable to our directors, executive officers and employees. The Code of Business Conduct and Ethics codifies the business and ethical principles that govern all aspects of the Company’s business. Any waiver of this Code of conduct for any individual director or officer of our Company must be approved, if at all, by our board of directors. Any such waivers granted, as well as substantive amendments to this Code, will be publicly disclosed by appropriate means in compliance with applicable listing standards and SEC rules.

Prohibition on Hedging and Pledging of Company Securities

We have adopted an Insider Trading and Securities Dealing Policy, which is available on our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. This policy, among other things, prohibits officers, directors, and employees from engaging in hedging transactions, such as the purchase or sale of puts or calls, or the use of any other derivative instruments. Officers, directors, and employees of the Company are also subject to certain pre-clearance procedures with respect to holding Company securities in a margin account or pledging Company securities as collateral for a loan.

Stockholder Communications

Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director, care of 5E Advanced Materials, Inc., 19500 State Highway 249, Suite 125, Houston, Texas, 77070, Attention: Corporate Secretary. Our Corporate Secretary shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. Our Secretary will not forward communications that are not relevant to the duties and responsibilities of the Board. The Board will generally respond, or cause the Company to respond, in writing to bona fide communications from stockholders addressed to one or more members of the Board.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company’s Audit Committee charter requires that the Audit Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. The Company reviews all relationships and transactions reported to it in which the Company and our directors and executive officers or their immediate family members or any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock are participants to determine whether such persons have a direct or indirect material interest. The Company’s General Counsel is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.

Our Board of Directors has adopted a policy regarding transactions affecting director independence as part of a comprehensive governance program. This policy regarding transactions between us or any of our affiliates and our directors, officers, and employees is set forth in writing in our Corporate Governance Guideline and our Code of Business Conduct. These documents are available on our website. The Board of Directors believes these documents promote the effective functioning of the Board, its committees, and management. Accordingly, they are periodically reviewed and revised, as appropriate.

Since the beginning of our last fiscal year, there have been no transactions, and there currently are no proposed transactions, in which we are to be a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 and one percent (1%) of the average of our total assets as of the end of last three completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of March 15, 2023, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding common stock, each director and director nominee, each named executive officer, and all the executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes to the table, the address of each such person is care of the Company, 19500 State Highway 249, Suite 125, Houston, Texas 77070.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 15, 2023, are deemed outstanding for purposes of computing the percentage beneficially owned by such holder, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table. The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of common stock outstanding as of March 15, 2023 (44,149,172 shares).

Name(1)	Shares of Common Stock Owned(2)	Right to Acquire Beneficial Ownership in Number of Common Stock(3)	Total Common Stock Beneficially Owned	Percent of Outstanding Common Stock(2)(3)
Directors
David Salisbury	—	200,000	200,000	*
Stephen Hunt(4)	137,334	—	137,334	*
H. Keith Jennings
Sen Ming (Jimmy) Lim(5)	5,128,206	—	5,128,206	11.62%
Graham van’t Hoff
All directors and named executive officers as a group (five persons)(5)	5,265,540	200,000	5,465,540	12.38%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.
(1)	Each of our named executive officers has left the Company as described elsewhere in this proxy statement.
(2)	Includes shares of Common Stock that may be represented by CDIs.
(3)	Includes Common Stock that may be acquired through the exercise of stock options that are currently exercisable or will be exercisable within 60 days of March 15, 2023.
(4)

Includes 50,000 shares of our Common Stock held by Mr. Hunt individually, 20,834 shares of our Common Stock held in Mr. Hunt’s superannuation fund, and 41,500 shares of our Common Stock held by Minerals and Metals Pty Ltd., a corporation of which Mr. Hunt is the sole stockholder and director.

(5)

These shares are owned by Virtova Capital Management Limited. Director Sen Ming (Jimmy) Lim is the sole stockholder of Virtova Capital Management Limited and, as such, may be deemed to be the beneficial owner of the shares held by Virtova Capital Management Limited.

(6)	See footnote (1) above.

Shares Owned by Certain Beneficial Holders

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table sets forth the information for each person deemed to beneficially own 5% or more of our outstanding Common Stock, based on information regarding the beneficial ownership of Common Stock available to us as of March 15, 2023.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Outstanding Common Stock(1)
Virtova Capital Management Limited(2) Room 1104, Crawford House, 70 Queen’s Road Central Central, Hong Kong, SAR	5,128,206	11.62%
Atlas Precious Metals Inc.(3) 100 King Street, W#1600 Toronto, Ontario, M5X1G5, Canada	4,092,000	9.27%
Mayfair Ventures Pte Ltd(4) 62 Ubi Road 1, 02-01 Oxley Bizhub 2, Singapore, 408734	3,563,954	8.07%
BEP Special Situations IV LLC(5) 300 Crescent Court, Suite 1860 Dallas, TX 75201	3,506,250	7.36%
BlackRock, Inc.(6) 55 East 52nd Street New York, NY 10055	2,229,641	5.05%

(1)

Includes shares of Common Stock represented by CDIs. Shares of Common Stock that BEP Special Situations IV LLC may acquire through conversion of the Convertible Notes are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(2)

Director Sen Ming (Jimmy) Lim is the sole stockholder of Virtova Capital Management Limited and, as such, may be deemed to be the beneficial owner of the shares held by Virtova Capital Management Limited.

(3)

Eileen Shipes is the trustee and The Harold Roy Shipes and Eileen Anne Shipes Revocable Trust is the controlling stockholder of Atlas Precious Metals Inc. and, as such, may be deemed to be the beneficial owner of the shares held by Atlas Precious Metals Inc.

(4)	Chow Woei Horng is the sole stockholder of Mayfair Ventures Pte Ltd. and, as such, may be deemed to be the beneficial owner of the shares held by Mayfair Ventures Pte Ltd.
(5)

BEP Special Situations IV LLC (“BEP SS IV”) directly holds the Convertible Notes, which are convertible pursuant to the Note Purchase Agreement into 3,409,091 shares of Common Stock. Bluescape Energy Partners IV GP LLC (“Bluescape GP”) is the general partner of Bluescape Energy Recapitalization and Restructuring Fund IV LP., which wholly owns BEP SS IV. As such, Bluescape GP may be deemed to have beneficial ownership of the securities directly held by BEP SS IV. The foregoing information is derived from the Schedule 13G filing of BEP SS IV and Bluescape GP dated August 26, 2022.

(6)	The information above is derived from the Schedule 13G filing of BlackRock, Inc. dated February 13, 2023.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than ten percent of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year end 2022, except for the following (i) each member of the Board of Directors have not filed a Form 4 with respect to their director grants received on June 29, 2022 and July 1, 2022; and (ii) each executive officer has not filed a Form 4 with respect to their employee grants received on May 9, 2022, June 29, 2022, August 15, 2022, and September 1, 2022. These late filings are not due to the fault of any of the individuals above.

EXECUTIVE COMPENSATION

Introduction and Named Executive Officers

During fiscal year 2022, our named executive officers or “NEOs” were:

Name	Age	Position
Henri Tausch(1)	57	Chief Executive Officer and Director
Tyson Hall(2)	41	Chief Operating Officer
Chanson Pipitone(3)	35	SVP, Corporate Development and Investor Relations

(1)

Mr. Tausch was appointed as our Chief Executive Officer and Director effective September 8, 2021 and President effective May 9, 2022. On September 28, 2022, the Board accepted the resignation of Henri Tausch as President, Chief Executive Officer and as a member of the Board, effective as of October 31, 2022. The Board is engaged in a search and review of permanent Chief Executive Officer candidates. In the interim, Mr. Anthony Hall is leading the Company effective as of November 1, 2022 until the appointment of a new CEO is confirmed.

(2)

Mr. Hall was appointed as our Chief Operating Officer effective September 20, 2021. On October 24, 2022, the Board accepted the resignation of Tyson Hall, Chief Operating Officer, effective as of December 31, 2022. Following Mr. Hall’s departure as Chief Operating Officer, he will continue in a consulting relationship with the Company until June 30, 2023. Mr. Christopher Knight is to assume project responsibility for the delivery of the Company’s flagship 5E Boron Americas (Fort Cady) Complex from January 1, 2023.

(3)

Mr. Pipitone was appointed Senior Vice President of Corporate Development and Investor Relations effective September 27, 2021. On February 3, 2023, Mr. Pipitone departed the Company to pursue other opportunities.

Summary Compensation Table

	Fiscal Year Ended June 30,	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Henri Tausch	2022	351,000	278,582	79,174	2,478,908	19,554	3,207,218
Tyson Hall	2022	235,385	118,000	33,839	2,064,941	10,169	2,462,334
Chanson Pipitone	2022	210,481	63,250	22,564	1,720,784	4,273	2,021,352

(1)

The amounts reported in this column represent the aggregate grant-date fair value of stock awards granted in the relevant year compiled in accordance with FASB Topic 718, excluding forfeiture estimates. Stock Awards comprise Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”). For additional details regarding Stock Awards, see “—Outstanding Equity Awards at Fiscal Year End” below. Based on a probability analysis, no value was reported in 2022 for the PSUs. Assuming the highest level of performance conditions will be achieved, the value of the PSUs for each of our NEOs is as follows: Mr. Tausch, $118,767; Mr. Hall, $50,747; and Mr. Pipitone, $33,827. The awards were granted on June 29, 2022, at a fair value of $12.19 per share.

(2)

The amounts reported in this column represent the aggregate grant-date fair value of option awards granted in the relevant year compiled in accordance with FASB Topic 718, excluding forfeiture estimates. For additional information regarding the valuation assumptions used to determine the grant-date fair value of option awards in this column, see footnote 10 to our Unaudited Interim Financial Statements, included elsewhere in this prospectus. For additional details regarding Option Awards, see “—Outstanding Equity Awards at Fiscal Year End” below.

(3)	These amounts reflect employer match contributions under our 401(k) plan.

Employment Agreements

We had employment agreements with each of the above NEOs.

Under the terms of Mr. Tausch’s employment agreement, Mr. Tausch’s salary in fiscal year 2022 was $390,000. Mr. Tausch was eligible to earn an annual bonus of up to 80% of his then-in-effect base salary (with opportunities for additional payouts for performance above target). Mr. Tausch received options to purchase 500,000 common shares in our stock with a per-share exercise price equal to $14.62, which will vest over three years in three equal installments, subject to his continued employment. If we relocated, Mr. Tausch was entitled receive a one-time lump sum payment of $120,000 to assist in relocation expenses, which was repayable if Mr. Tausch was terminated by us or resigned his employment prior to the first anniversary of his employment. Mr. Tausch’s retirement benefits were paid in accordance with 401(k) requirements. Mr. Tausch’s employment was “at will,” but upon any termination of his employment without Cause (as defined in Mr. Tausch’s employment agreement), subject to execution and nonrevocation of a release of claims in favor of the Company, Mr. Tausch was eligible to receive as severance an amount equal to one year of his then-in-effect base salary and an on-target pro rata portion of any approved annual bonus based on the period of employment through the termination date, less any deductions and withholdings required by law.

Under the terms of Mr. Hall’s employment agreement, Mr. Hall’s salary in fiscal year 2022 was $300,000. Mr. Hall was eligible to earn an annual bonus of up to 100% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 50% of Mr. Hall’s then-in-effect base salary). Mr. Hall received options to purchase 300,000 common shares in our stock with a per-share exercise price equal to $14.62, which would vest over three years in three equal installments, subject to his continued employment. Mr. Hall was entitled to receive a one-time lump sum payment of $60,000 to assist in relocation expenses. Mr. Hall’s retirement benefits were paid in accordance with 401(k) requirements. Mr. Hall’s employment was “at will.”

Under the terms of Mr. Pipitone’s employment agreement, Mr. Pipitone’s salary in fiscal year 2022 was $275,000. Mr. Pipitone was eligible to earn an annual bonus of up to 60% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 30% of Mr. Pipitone’s then-in-effect base salary). Mr. Pipitone received options to purchase 200,000 common shares in our stock with a per-share exercise price equal to $14.62, 200,000 of which would vest over three years in three equal installments, subject to his continued employment, and 50,000 of which vested in May 2022 following satisfaction of volume-weighted average stock price criteria. Mr. Pipitone’s retirement benefits were paid in accordance with 401(k) requirements. Mr. Pipitone’s employment was “at will,” but upon any termination of Mr. Pipitone’s employment by us without cause, Mr. Pipitone would be eligible to receive as severance an amount equal to four months of Mr. Pipitone’s then-in-effect base salary, payable over a period not to exceed four months.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our directors and NEOs as of June 30, 2022.

	Option Awards					Stock Awards
Name	Number of Common Stock Underlying Unexercised Options (#) Exercisable	Number of Common Stock Underling Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(7)
Named Executive Officers
Henri Tausch	—	500,000	(1)	14.62	June 1, 2025	6,495	(4)	79,109	6,495	79,109
Tyson Hall	—	300,000	(2)	14.62	June 1, 2025	2,776	(4)	33,812	2,775	33,800
Chanson Pipitone	50,000	200,000	(3)	14.62	June 1, 2025	1,851	(4)	22,545	1,850	22,533
Directors
David Salisbury	200,000	—		6.58	July 6, 2024	7,402	(5)	90,156	—	—
Stephen Hunt	25,000	—		3.65	November 5, 2022	7,402	(5)	90,156	—	—
Sen Ming (Jimmy) Lim	—	—		—	—	7,402	(5)	90,156	—	—
Palvi Mehta	—	—		—	—	7,402	(5)	90,156	—	—

(1)	Options vest in equal annual installments on each of August 9. 2022, 2023, and 2024.
(2)	Options vest in equal annual installments on each of September 20, 2022, 2023, and 2024.
(3)	Options vest in equal annual installments on each of September 27, 2022, 2023, and 2024.
(4)	RSUs vest, subject to continued employment, 40% on June 29, 2024, and 60% on June 29, 2025.
(5)	DSUs vest 50% on the date of the first annual meeting of our stockholders after the date of grant and 50% on the date of the second annual meeting of stockholders after the date of grant.
(6)	PSUs cliff vest, subject to continued employment, on the third anniversary of the grant date, subject to achievement of three-year cumulative revenue performance objectives.
(7)	The value of each stock award is based on the target number of shares of Common Stock into which such stock award may convert and the closing price of our Common Stock on June 30, 2022.

2022 Equity Compensation Plan

We have adopted the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan for purposes of granting options in us and other awards based on our shares to employees and other service providers of ours. The following is a summary of the principal terms of the Incentive Plan, which is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed as an exhibit hereto and incorporated herein by reference.

Purpose of the Plan

The purpose of the Incentive Plan is to promote our financial interests by providing a means through which our current and prospective directors, officers, key employees, and consultants can be retained and motivated through acquiring an equity interest in us or be paid incentive compensation in the form of our Common Stock.

Administration of the Plan

The Incentive Plan is administered by the Board of Directors or, to the extent it has delegated its authority under the Incentive Plan, the Compensation Committee of the Board (or such other committee of the Board) (the “Administrator”). The Compensation Committee comprises “nonemployee directors” for purposes of Rule 16b-3 under the Exchange Act. The Administrator has the power in its discretion to grant awards under the Incentive Plan, to designate the eligible participants, to determine the terms and conditions of such awards, to construe and interpret the provisions of the Incentive Plan, and to make any other determination and take any other action as it deems necessary or desirable for the administration of the Incentive Plan and to protect our interests, among other authority provided under the Incentive Plan.

Number of Authorized Shares

The aggregate number of shares of Common Stock that may be issued or transferred pursuant to awards granted under the Incentive Plan may not exceed 2,500,000 shares of Common Stock. The number of shares that may be issued to any individual under the Incentive Plan (when combined with all of our other securities-based arrangements, as applicable) may not exceed 2% our outstanding number of issued shares from time to time.

The maximum number of shares subject to awards granted during a single fiscal year to any nonemployee director, taken together with any cash fees paid to such nonemployee director during the fiscal year, may not exceed $750,000 in total value (calculating the value of any such awards based on the grant-date fair value of such awards for financial-reporting purposes).

In the event of certain changes in our capitalization, the Administrator will adjust the number, class and type of securities available for issuance under the Incentive Plan and all awards shall be adjusted in accordance with certain tax requirements. Except as described below, shares subject to an award under the Incentive Plan that are terminated, canceled, or forfeited will be available for subsequent awards under the Incentive Plan. Shares withheld in payment of the exercise price of an option or withholding taxes related to an award will be returned to the Incentive Plan share reserve for future grants of awards under the Incentive Plan and will not reduce the Incentive Plan Share Reserve. To the extent an award under the Incentive Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Incentive Plan Share Reserve.

Eligibility and Participation

Eligibility to participate in the Incentive Plan is generally limited to our employees, consultants, directors, and officers or those of any of our affiliates.

Types of Awards under the Incentive Plan

The Incentive Plan authorizes the Administrator to grant awards, individually or collectively, to recipients in any of the following forms, subject to such terms, conditions, and provisions as the Administrator may determine to be necessary or desirable:

•	nonqualified stock options (“NSOs”);

•	restricted share units (“RSUs”);

•	performance share units (“PSUs”);

•	director share units (“DSUs”);

•	performance cash units (“PCUs”); and

•	other equity-based awards.

Term of Awards

The term of each award will be determined by the Administrator and stated in the award agreement. In the case of an option, the term may not exceed 10 years from the grant date or such shorter term as may be provided in the award agreement.

Options

Stock options entitle the option holder to purchase shares at a price established by the Administrator. The Administrator will determine the terms of the options, including the vesting and other conditions that must be satisfied for the vesting and exercisability of such awards.

Exercise Price

The Administrator will determine the exercise price of each option at the date of grant, which price may not be less than 100% of the fair market value of the underlying Shares on the date of grant. The Incentive Plan prohibits the reduction of the exercise price of options without stockholder approval, other than in connection with a change in our capitalization.

Exercise of Options

An option holder may exercise his or her Options by delivering notice of the number of Options that are being exercised accompanied by payment in full of the applicable exercise price, in such form and pursuant to such procedures as we may designate from time to time, and may consist of any consideration and method of payment authorized by the Board and permitted by the award agreement and the Incentive Plan.

Separation from Service

In the event that an Incentive Plan participant’s service with us ceases during the vesting period, any unvested options, RSUs, PSUs, and PCUs held by the participant shall expire and be forfeited immediately; provided, however, that the Administrator shall have the absolute discretion to accelerate the vesting of such awards. In respect of options, except as otherwise provided in an award agreement, vested options must be exercised in accordance with the terms of the Incentive Plan by the earlier of the first anniversary date of the termination of service and the expiry date of the option. In respect of PSUs and PCUs, should the Administrator choose to accelerate vesting of PSUs or PCUs, performance-vesting conditions will be waived. In respect of DSUs, all unvested DSUs will automatically vest on the first business day following the date the individual ceases to hold any directorship with us or one of our affiliates.

Stock Awards

Stock awards, including RSUs, PSUs, DSUs, and other types of awards deriving their value from the Shares, may be granted under the Incentive Plan. These stock awards may be denominated in Shares or units payable in Shares (e.g., RSUs) and may be settled in cash, Shares, or a combination of cash and Shares. Dividend equivalent rights, which represent a right to receive the equivalent value of dividends paid on Shares, may be granted in connection with DSUs. The Administrator will determine the terms of stock awards, including the vesting and other conditions that must be satisfied for the vesting of such awards.

Tax Withholding

The Administrator may require a recipient to remit and will have the right to deduct or withhold an amount sufficient to satisfy applicable withholding tax requirements with respect to any award granted under the Incentive Plan.

Change in Control

The effect, if any, of certain transactions described in the Incentive Plan constituting a change in control of us on any awards outstanding at the time immediately prior to such change in control will be specifically set forth in the corresponding award agreement, or if no such treatment is specified, then such outstanding awards shall be subject to any agreement of purchase, merger, or reorganization that effects such change in control, which agreement shall provide for treatment of such awards.

Termination and Amendment of the Incentive Plan

The Board or the Committee may amend, suspend, or terminate the Incentive Plan or any award at any time, subject to any required shareholder approval and any required consent from participants to the extent required under the Incentive Plan or by applicable law.

Term of Plan

The Incentive Plan became effective on the date of our admission to, and the listing of shares for trading on, Nasdaq, and will continue in effect until terminated through a resolution by the Board, provided that the termination of the Incentive Plan will not affect awards then outstanding, and the terms and conditions of the Incentive Plan shall continue to apply to such awards.

Retirement Plan and Employee Benefits

We sponsor a 401(k)plan covering substantially all of our employees, including our NEOs. Employees become eligible to participate in the plan upon completing three months of service and attainment of age 21. Eligible employees may elect to make either pretax or Roth contributions to the plan, subject to limitations set forth in the plan and the Code. We may make safe-harbor matching contributions equal to 100% of the first 4% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. We may also make discretionary profit-sharing contributions.

DIRECTOR COMPENSATION

The compensation of the Company’s nonemployee directors is paid in the form of annual retainers and an annual grant of restricted stock units.

The following table and related footnotes show the compensation paid to our directors during the last completed fiscal year. Where applicable, the table includes compensation paid to our directors in their capacities as our directors and as directors of ABR during the last completed fiscal year.

Name	Fiscal Year Ended June 30	Fees Earned or Paid in Cash ($)	Stock Award ($)(1)	All Other Compensation	Total ($)
Henri Tausch(2)	2022	—	—	—	—
David Salisbury(3)	2022	65,000	161,586	—	226,586
Stephen Hunt(4)	2022	65,625	161,586	—	227,211
Sen Ming (Jimmy) Lim(5)	2022	56,454	161,586	—	218,040
Palvi Mehta(6)	2022	47,000	161,586	—	205,586

(1)

Represents the aggregate grant-date fair value of stock awards granted computed in accordance with FASB Topic 718. The grant-date fair value was determined using the market price of our common stock on the grant date. The fair value of each award was $21.83 per unit.

(2)	Mr. Tausch was appointed as a director in September 2021. Mr. Tausch does not receive compensation in connection with his service as a director.
(3)	Mr. Salisbury was appointed Chairman of the Board in January 2022.
(4)	Mr. Hunt was appointed as a Director of the Company in January 2022.
(5)	Mr. Lim was appointed as a Director of the Company in January 2022.
(6)	Ms. Mehta was appointed as a Director of the Company in January 2022. On September 30, 2022, the Board accepted Ms. Mehta’s resignation as a member of the Board effective as of October 3, 2022.

Director Compensation Policy

We have agreed to compensate our board members for their service as nonemployee directors and as chairs or members of our independent board committees. Compensation is in the form of cash and grants of incentive awards under the Incentive Plan. The cash portion of the compensation will be paid in equal quarterly installments. Mr. Tausch, our Chief Executive Officer, does not receive compensation in connection with his services as a director.

Our directors are currently compensated as follows:

•	Board members who do not chair committees are compensated with $50,000 per year in cash and receive a long-term incentive award equivalent to $50,000 (subject to shareholder approval);

•

Board members who serve as chair of the Nominating and Corporate Governance Committee or Compensation Committee are compensated with $70,000 per year in cash and receive a long-term incentive award equivalent to $70,000 (subject to shareholder approval);

•

Board members who serve as chair of the Audit Committee are compensated with $80,000 per year in cash and receive a long-term incentive award equivalent to $80,000 (subject to shareholder approval); and

•	Board members who serve on additional committees are compensated with an additional $14,000 in cash and receive a long-term incentive award equivalent to $14,000 (subject to shareholder approval).

In addition, we have awarded each of our directors identified in the director compensation table above, other than Mr. Tausch, director share units (“DSUs”) under the Incentive Plan covering shares of our Common Stock having a value at the time of award of $200,000. The DSUs will vest 50% on the date of the first annual meeting of our stockholders after the date of grant, with the remaining 50% vesting on the date of the second annual meeting of stockholders after the date of grant. Additionally, all unvested DSUs automatically vest in their entirety on the first business day following the date on which their directorship ceases, and upon the occurrence of a Change in Control (as defined in the Incentive Plan) where the unvested DSUs are not assumed, substituted, or replaced by the acquirer with an equivalent incentive award, 100% of the unvested DSUs shall vest as of the date of Change in Control. Our DSUs are the subject of Proposals Five, Six and Seven in this proxy statement.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023

Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP (“PwC”), as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 30, 2023. Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance.

In the event our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to continue to retain PwC for the fiscal year ending June 30, 2023. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made. Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

On September 27, 2022, the Audit Committee approved the engagement of PwC as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended June 30, 2023. The decision to dismiss BDO USA, LLP (“BDO”) was made by the Company’s Board. BDO’s audit report on the Company’s consolidated financial statements for the fiscal years ended June 30, 2022, and June 30, 2021; did not contain any adverse opinions or disclaimers of opinion; and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended June 30, 2021, June 30, 202,2 and the subsequent interim period through August 31, 2022, there were no (i) “disagreements,” with BDO, as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and the related instructions thereto (“Regulation S-K”), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the fiscal year ended June 30, 2022, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

We were billed by BDO in the fiscal years ended June 30, 2022, and 2021 as follows:

	Fiscal Years Ended June 30,
	2022	2021
Audit fees	$435,625	$—
Audit-related fees	102,500	—
Tax fees	14,495	—
All other fees	67,600	—
Total fees	$620,220	$—

Audit fees paid to BDO for the year ended June 30, 2022, consisted of $173,625 related to the audit of the year ended June 30, 2021, $262,000 related to the audit of the year ended June 30, 2022, consents and other items related to our Form 10 and Form 10-K filings. All other fees were for professional services rendered in connection with certain S-1 and S-8 registration statements. There were no other audit-related fees, tax fees, or any other fees billed by BDO during the year ended June 30, 2022.

Determination of Independence

In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.

Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit Committee” and “Report of the Audit Committee.”

Preapproval Policy

According to policies adopted by the Audit Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be preapproved by the Audit Committee. The Audit Committee has established a general preapproval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.

The Audit Committee approved one hundred percent (100%) of all services provided by BDO during the year ended June 30, 2022. The Audit Committee has considered the nature and amount of the fees billed by BDO and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining BDO’s independence.

Recommendation of Our Board of Directors and Audit Committee

OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial-reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes.

The function of the Audit Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

In this context, the Audit Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2022. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The independent accounting firm also provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent accounting firm the firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent accounting firm and the Audit Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the SEC on September 28, 2022.

Audit Committee of the Board of Directors

Stephen Hunt Sen Ming (Jimmy) Lim

PROPOSAL THREE

TO RATIFY AND APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF OUR 4.50% SECURED CONVERTIBLE NOTES TO BLUESCAPE

Introduction

Our Board is asking our stockholders to ratify and approve, under ASX Listing Rule 7.4 and for all other purposes, the issuance by the Company on August 26, 2022, of our 4.50% Secured Convertible Notes (the “Convertible Notes”) in the aggregate principal amount of $60 million to Bluescape Special Situations IV LLC (“Bluescape”).

The Convertible Notes bear interest at a rate of 4.50% per annum, payable semi-annually, or 6.00% per annum if the Company elects to pay such interest through the delivery of additional Convertible Notes, and are convertible into 3,409,091 shares of Common Stock at a conversion price of $17.60 per share of Common Stock in accordance with the terms of the Convertible Note Purchase Agreement. Additional Common Stock may be issued on conversion of the Convertible Notes if the Company elects to pay interest in kind, up to a maximum of 4,581,534 shares of Common Stock. The Convertible Notes mature on August 15, 2027. The Company may, at its election, force conversion of the Convertible Notes (i) if the last reported sale price of the Common Stock exceeds 200% of the conversion price for at least 20 trading days during the period of the first 24 months after issuance; (ii) if the last reported sale price of the Common Stock exceeds 150% of the conversion price for the following 12 months; and (iii) if the last reported sale price of the Common Stock exceeds 130% of the conversion price thereafter. Following certain corporate events that may occur prior to the maturity date or if the Company forces a mandatory conversion, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Convertible Notes in connection with such a corporate event or has its Convertible Notes mandatorily converted, as the case may be. For additional discussion of our Convertible Notes, see our Current Reports on Form 8-K filed with the SEC on August 11, 2022 and August 31, 2022.

Restrictions on ability to issue securities without approval

Broadly speaking, and subject to a number of exceptions, ASX Listing Rule 7.1 limits the number of equity securities that a listed entity can issue without the approval of its shareholders over any 12-month period to 15% of the number of fully paid ordinary shares it had on issue at the start of that period.

However, in accordance with ASX Listing Rule 7.4, an issue of securities made without approval under ASX Listing Rule 7.1 is treated as having been made with approval if:

•	the issue did not breach ASX Listing Rule 7.1; and

•	the issue is subsequently approved or ratified by shareholders.

The Convertible Notes were issued under the Company’s 15% placement capacity under ASX Listing Rule 7.1, and are therefore included in the calculation of the Company’s capacity under ASX Listing Rule 7.1. There was no breach of ASX Listing Rule 7.1 as a result of the issue of the Convertible Notes.

The purpose of this proposal is to seek ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of the Convertible Notes. If approved, the Convertible Notes (and Common Stock issued on conversion of the Convertible Notes) will not count towards the Company’s placement capacity for the purposes of ASX Listing Rule 7.1, thereby increasing the Company’s ability to issue additional equity securities without shareholder approval. If not approved, the Convertible Notes (and Common Stock issued on conversion of the Convertible Notes) will count towards the Company’s placement capacity for the purposes of ASX Listing Rule 7.1, thereby limiting the Company’s ability to issue additional equity securities without shareholder approval.

Additional information required by ASX Listing Rule 7.5

Pursuant to and in accordance with ASX Listing Rule 7.5, the following information is provided in relation to this proposal:

a)	the Convertible Notes were issued to Bluescape, who is not a related party of the Company;

b)	$60 million Convertible Notes (which are convertible into Common Stock) were issued; up to a maximum of 4,581,534 shares of Common Stock will be issued on the conversion of the Convertible Notes;

c)	a summary of the material terms of the Convertible Notes is set out above;

d)	the Convertible Notes were issued on August 26, 2022;

e)	the Convertible Notes were issued at par (for a total of $60 million);

f)

the Company intends to apply the funds raised from the issue to fund general working capital, including the further operation of its small-scale boron facility and the development of the Fort Cady Project; and

g)

the Note Purchase Agreement contains standard provisions for a US private placement of senior secured notes, including in respect of fees, representations and warranties, events of default and negative and affirmative covenants.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF THE COMPANY’S 4.50% SENIOR SECURED CONVERTIBLE NOTES TO BLUESCAPE.

PROPOSAL FOUR

TO RATIFY AND APPROVE, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, THE EXISTING GRANTS MADE UNDER THE COMPANY’S 2022 EQUITY COMPENSATION PLAN

Introduction

In March 2022, the Company adopted the 2022 Equity Compensation Plan (the “Plan”). A total of 2.5 million shares of Common Stock are reserved for issuance under the Plan. The Plan authorizes the grant of stock options, restricted share units, performance share units, director share units, performance cash units and other equity-based awards (“Awards”).

The Company has granted various Awards to eligible participants pursuant to the Plan. This Proposal seeks ratification of the grant of those Awards for the purposes of ASX Listing Rule 7.4 and for all other purposes.

Restriction on ability to issue securities without approval

ASX Listing Rule 7.1 limits the number of equity securities that a listed entity can issue without the approval of its shareholders over any 12-month period to 15% of the number of fully paid ordinary shares it had on issue at the start of that period, subject to certain exceptions.

In accordance with ASX Listing Rule 7.4, an issue of securities made without approval under ASX Listing Rule 7.1 is treated as having been made with approval if:

•	the issue did not breach ASX Listing Rule 7.1; and

•	the issue is subsequently approved or ratified by shareholders.

The Company has granted Awards under the Plan to eligible participants. Those Awards were granted under the Company’s 15% placement capacity under ASX Listing Rule 7.1, and are therefore included in the calculation of the Company’s capacity under ASX Listing Rule 7.1. There was no breach of ASX Listing Rule 7.1 as a result of the grant of Awards under the Plan.

The purpose of the Proposal is to seek approval, for the purposes of Listing Rule 7.4 and for all other purposes, to ratify the grant of Awards previously made under the Plan.

If this Proposal is approved, Awards previously granted under the Plan (and Common Stock issued on the conversion of those Awards) will not count towards the Company’s placement capacity for the purposes of ASX Listing Rule 7.1, thereby increasing the Company’s ability to issue additional equity securities without shareholder approval.

If this Proposal is not approved, issues of Awards previously granted under the Plan will count towards (and thereby limit) the Company’s placement capacity under ASX Listing Rule 7.1, thereby limiting the Company’s ability to issue additional equity securities without shareholder approval.

Additional information required by ASX Listing Rule 7.5

Pursuant to and in accordance with ASX Listing Rule 7.2 (Exception 13) and ASX Listing Rule 7.5, the following information is provided in relation to this Proposal:

a)	Participation in the Plan is open to current and prospective Directors, officers, key employees and consultants of the Company.

b)	To date:
•	35,644 Director Share Units have been granted under the Plan on June 29, 2022, July 1, 2022 and September 1, 2022;

•

82,728 Performance Share Units have been granted under the Plan on June 29, 2022 and September 1, 2022 (of these, 19,210 Performance Share Units have the potential to earn up to 28,820 Performance Share Units, based on a performance modifier);

•	114,500 Restricted Share Units have been granted under the Plan on June 29, 2022 and September 1, 2022; and

•	400,000 Stock Options (expiring August 2027 and with an exercise price of US$25.62) have been granted under the Plan on August 15, 2022.

Note: The Director Share Units previously granted under the Plan (other than the 8,857 Director Share Units granted to Ms Palvi Mehta) have subsequently been cancelled or forfeited by the Company for no consideration. The Director Share Units granted to Ms Mehta vested following her resignation in accordance with their terms and were subsequently converted to common stock on October 10, 2022. Ms Mehta disposed of her common stock issued on conversion of the Director Share Units on-market and donated any profits from such sale to a 501(c)(3) charity.

Similarly, 33,375 Restricted Share Units and 24,415 Performance Share Units have also lapsed or been cancelled or forfeited by the Company for no consideration.

c)

The material terms of the Plan are summarized above under “Executive Compensation – 2022 Equity Compensation Plan”. A copy of the Plan is available on the Company’s website at www.5eadvancedmaterials.com.

d)	No cash consideration is payable for the grant of Awards under the Plan.

e)

Awards are granted under the Plan to promote the financial interests of the Company by providing a means through which participants in the Plan can be retained and motivated through acquiring equity interests in the Company.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, OF THE EXISTING GRANTS MADE UNDER THE COMPANY’S 2022 EQUITY COMPENSATION PLAN.

PROPOSAL FIVE

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 7.2 (EXCEPTION 13) AND FOR ALL OTHER PURPOSES, THE COMPANY’S 2022 EQUITY COMPENSATION PLAN

Introduction

As noted in Proposal Four, the Company has adopted the Plan.

The purpose of the Plan is to promote the financial interests of the Company by providing a means through which current and prospective Directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company, or be paid incentive compensation in the form of the Company’s Common Stock.

This Proposal seeks approval of the Plan for the purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes.

Restriction on ability to issue securities without approval

ASX Listing Rule 7.1 limits the number of equity securities that a listed entity can issue without the approval of its shareholders over any 12-month period to 15% of the number of fully paid ordinary shares it had on issue at the start of that period, subject to certain exceptions. In particular, an issue of equity securities under an employee incentive scheme will not count towards an entity’s placement capacity under ASX Listing Rule 7.1 if, within 3 years before the issue date, shareholders have approved the issue of equity securities as an exception under Listing Rule 7.2.

The purpose of this Proposal is to seek approval, for the purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, of the Plan. If this Proposal is approved, Awards granted under the Plan will not count towards the Company’s placement capacity under ASX Listing Rule 7.1. If this Proposal is not approved, Awards granted under the Plan will count towards (and thereby limit) the Company’s placement capacity under ASX Listing Rule 7.1.

Additional information required by ASX Listing Rule 7.2 (Exception 13)

Pursuant to and in accordance with ASX Listing Rule 7.2 (Exception 13), the following information is provided in relation to this Proposal:

a)

The material terms of the Plan are summarized above under “Executive Compensation – 2022 Equity Compensation Plan”. A copy of the Plan is available on the Company’s website at www.5eadvancedmaterials.com.

b)	Details of the Awards that have been Granted under the Plan to date are set out in (and are the subject of) Proposal Four.

c)	The maximum number of shares of Common Stock that may be issued or transferred pursuant to Awards granted under the Plan is 2,500,000.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 7.2 (EXCEPTION 13) AND FOR ALL OTHER PURPOSES, OF THE COMPANY’S 2022 EQUITY COMPENSATION PLAN.

PROPOSAL SIX

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES,

PARTICIPATION BY THE DIRECTORS IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN

Introduction

As noted in Proposal Four, the Company has adopted the Plan.

The purpose of the Plan is to promote the financial interests of the Company by providing a means through which current and prospective Directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company, or be paid incentive compensation in the form of the Company’s Common Stock.

This Proposal seeks approval of the Plan for the purposes of ASX Listing Rule 10.14 and for all other purposes to allow the Directors to participate in, and be granted Awards under, the Plan.

Restriction on ability to issue securities without approval

ASX Listing Rule 10.14 requires a listed entity to obtain the approval of its shareholders before issuing equity securities (including Director Share Units, Restricted Share Units and Performance Share Units) to a Director under an employee incentive scheme. Approval can be obtained, for the purposes of ASX Listing Rule 10.14, for the issue of equity securities to Directors under an employee incentive scheme for a period of up to 3 years.

An issue of equity securities that is made with the approval of shareholders under ASX Listing Rule 10.14 does not count towards an entity’s placement capacity under ASX Listing Rule 7.1 and is an exception to ASX Listing Rule 10.11.

The purpose of this Proposal is to seek approval, for the purpose of ASX Listing Rule 10.14 and for all other purposes, to allow the Directors to participate in, and be granted Awards under, the Plan.

If this Proposal is approved, the Company may continue to grant Awards under the Plan to the Directors as part of their remuneration for services provided. If this proposal is not approved, the Company will be restricted in its ability to issue Awards to Directors without seeking further shareholder approval, and may (if such approval is not obtained) instead be required to compensate Directors by way of cash or other form of remuneration.

Additional information required by ASX Listing Rule 10.15

Pursuant to and in accordance with ASX Listing Rule 10.15, the following information is provided in relation to this Proposal:

a)

The current Directors who are entitled to participate in the Plan are Mr David Salisbury, Mr Sen Ming (Jimmy) Lim, Mr Stephen Hunt, Mr Graham van’t Hoff and Mr. H. Keith Jennings. Each of the Directors fall within ASX Listing Rule 10.14.1.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the Plan after this Proposal is approved and who are not named herein will not participate until approval is obtained under that rule.

b)

The maximum number of Awards that can be allocated to the Directors under the Plan in the next 3 years cannot be calculated, because it is subject to the Company’s share price. However, the maximum potential value of Awards that could be allocated annually under the Plan to Non-Executive Directors, based on the current remuneration, is US$474,000. The total aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards granted under the Plan may not exceed 2.5 million.

c)	The total annual remuneration currently payable to each Director is as follows:

i.	Mr David Salisbury: US$256,000

ii.	Mr Sen Ming (Jimmy) Lim: US$168,000

iii.	Mr Stephen Hunt: US$168,000

iv.	Mr Graham van’t Hoff: US$168,000

v.	Mr. H. Keith Jennings: US$188,000

d)

Details of the number of Awards that have previously been granted to the current Directors are set out in, and the subject of, Proposal Seven. No Awards have been previously granted to either Mr Graham van’t Hoff or Mr H. Keith Jennings.

e)

A summary of the material terms of the Awards is set out above under “Executive Compensation – 2022 Equity Compensation Plan”. Further details of the Awards are set out in the Plan, a copy of which is available on the Company’s website at www.5eadvancedmaterials.com.

Awards are considered a cost-effective and efficient means of payment in consideration of services rendered by the Directors. The value of Awards is generally determined by reference to the average closing price of Common Stock for the 10 trading days prior to the date of grant. The actual value (if any) that Directors will receive from the grant of Awards cannot be determined until the end of the relevant vesting conditions and will depend on the extent to which the vesting conditions are achieved.

f)	Awards will be allocated no later than 3 years after the date of the Annual Meeting.

g)	No cash consideration is payable for the grant of Awards under the Plan.

h)	A summary of the material terms of the Plan is set out above.

i)	No loan will be provided by the Company to a Director in relation to the grant of Awards under the Plan.

j)

Details of any Awards granted pursuant to the Plan in any financial year will be set out in the Company’s annual report for that year, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE PARTICIPATION BY THE DIRECTORS IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN.

PROPOSAL SEVEN (1) TO (5)

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF AWARDS TO THE CURRENT DIRECTORS OF THE COMPANY PURSUANT TO THE COMPANY’S 2022 EQUITY COMPENSATION PLAN

Introduction

As announced to the market on January 4, 2023, the Company inadvertently granted Awards under the Plan to its current and former Directors without shareholder approval. Following consultation with ASX, the Company and the current and former Directors have agreed to:

(a)

(in the case of Ms. Mehta) dispose of the shares of Common Stock issued on the vesting and conversion of Awards previously granted under the Plan on-market, and to donate any profits of such disposal to a 501(c)(3) eligible charity;

(b)	(in respect of the remaining current and former Directors) cancel or forfeit the Awards granted to the Company’s current and former Directors under the Plan, for no consideration; and

(c)	seek shareholder approval for the re-issue of some or all of those Awards (or Common Stock referable to those Awards) for the purposes of ASX Listing Rule 10.11 and ASX Listing Rule 10.14.

Details of Awards previously granted to Directors

The Company has previously granted the following Awards to the Company’s current and former Directors under the Plan. The Awards set out in the table below (other than those granted to Ms Palvi Mehta) have been cancelled or forfeited by the Company, for no consideration (refer to the Company’s ASX announcement dated January 4, 2023). The Awards granted to Ms Palvi Mehta vested and converted into shares of Common Stock following her resignation as a member of the Board. Ms Mehta disposed of those shares of Common Stock on-market and donated any proceeds to a 501(c)(3) eligible charity.

Recipient	Awards Granted	Effective Date of Grant
Mr David Salisbury	7,402 Director Share Units	June 29, 2022
	1,981 Director Share Units	July 1, 2022
Mr Sen Ming (Jimmy) Lim	7,402 Director Share Units	June 29, 2022
	1,300 Director Share Units	July 1, 2022
Mr Stephen Hunt	7,402 Director Share Units	June 29, 2022
	1,300 Director Share Units	July 1, 2022
Ms Palvi Mehta(1)	7,402 Director Share Units	June 29, 2022
	1,455 Director Share Units	July 1, 2022
Mr Henri Tausch(2)	6,495 Restricted Share Units	June 29, 2022
	6,495 Performance Share Units	June 29, 2022
	26,880 Restricted Share Units	September 1, 2022
	17,920 Performance Share Units	September 1, 2022

(1)	On September 30, 2022, the Board accepted Ms Mehta’s resignation as a member of the Board effective as of October 3, 2022.
(2)

On September 28, 2022, the Board accepted Mr Tausch’s resignation as President and Chief Executive Officer effective as of October 31, 2022. Mr. Tausch’s Performance Share Units were forfeited in connection with his resignation.

Proposed grant of Awards

The Company proposes to grant the following Awards under the Plan, to the current Directors in lieu of, and as a replacement for, those Awards that had previously been granted without shareholder approval and in respect of services provided to date (refer to the Company’s ASX announcement dated January 4, 2023).

The Company also proposes to issue Common Stock to the current and former Directors in lieu of, and as a replacement for, the shares of Common Stock that would have been issued on the vesting and conversion of Awards that had previously been granted without shareholder approval. The approval of the issue of such Common Stock is the subject of Proposal Eight.

The following Director Share Units will be granted to the Company’s current Non-Executive Directors:

(1)	To Mr David Salisbury:

(a)	3,701 Director Share Units with an effective date of June 29, 2022 and a vesting date at the Company’s 2023 Annual Meeting;

(b)	1,981 Director Share Units with an effective date of July 1, 2022 and a vesting date of July 1, 2023;

(c)	2,240 Director Share Units with an effective date of October 1, 2022 and a vesting date of July 1, 2023;

(d)	4,061 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

(2)	To Mr Sen Ming (Jimmy) Lim:

(a)	3,701 Director Share Units with an effective date of June 29, 2022 and a vesting date at the Company’s 2023 Annual Meeting;

(b)	1,300 Director Share Units with an effective date of July 1, 2022 and a vesting date of July 1, 2023;

(c)	1,470 Director Share Units with an effective date of October 1, 2022 and a vesting date of July 1, 2023;

(d)	1,587 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

(3)	To Mr Stephen Hunt:

(a)	3,701 Director Share Units with an effective date of June 29, 2022 and a vesting date at the Company’s 2023 Annual Meeting;

(b)	1,300 Director Share Units with an effective date of July 1, 2022 and a vesting date of July 1, 2023;

(c)	1,470 Director Share Units with an effective date of October 1, 2022 and a vesting date of July 1, 2023

(d)	2,031 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

(4)	To Mr Graham van’t Hoff:

(a)	1,087 Director Share Units with an effective date of the date of his appoint as a Non-Executive Director and a vesting date of July 1, 2023;

(b)	2,665 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

(5)	To Mr H. Keith Jennings:

(a)	1,123 Director Share Units with an effective date of the date of his appoint as a Non-Executive Director and a vesting date of July 1, 2023

(b)	2,983 Director Share Units with an effective date of January 1, 2023 and a vesting date of July 1, 2023.

Note: The vesting dates for Awards with an effective date of June 29, 2022 and 1 July, 2022 align with the Director Share Units that were previously granted under the Plan.

The grant of Awards to each Director will be voted on separately.

Restriction on ability to issue securities without approval

ASX Listing Rule 10.14 requires a listed entity to obtain the approval of its shareholders before issuing equity securities (including Director Share Units, Restricted Share Units and Performance Share Units) to (among others) a Director or a person whose relation with the entity (or another person covered by ASX Listing Rule 10.14) is such that, in ASX’s opinion, the acquisition should be approved by shareholders, under an employee incentive scheme.

The purpose of this Proposal is to seek approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, for the grant of Awards to the Company’s current Directors.

If the Proposal is approved, the Company will be able to proceed with the proposed grant of Awards.

If the Proposal is not approved, the Company may not be able to proceed with the proposed grant of Awards, and the Company will need to find alternative measures to appropriately incentivize and compensate the Company’s Directors.

Additional information required by ASX Listing Rule 10.15

Pursuant to and in accordance with ASX Listing Rule 10.15, the following information is provided in relation to this Proposal:

(a)

Awards are proposed to be granted to each of Mr David Salisbury, Mr Sen Ming (Jimmy) Lim, Mr Stephen Hunt, Mr Graham van’t Hoff and Mr H. Keith Jennings: each are a current Non-Executive Director of the Company for the purposes of ASX Listing Rule 10.14.1.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the Plan after this Proposal is approved and who are not named herein will not participate until approval is obtained under that rule.

(b)	The number of securities for which approval is being sought is as set out above (being a total of 36,491 Director Share Units).

(c)	The total annual remuneration currently payable to each current Director is as noted in Proposal Six.

(d)

The number of Awards that have previously been granted to the current Directors under the Plan is as set out in the table above. No cash consideration was paid by the Directors for those Awards. As per the Company’s ASX announcement dated January 4, 2023, the Awards previously granted to Mr Salisbury, Mr Lima and Mr Hunt were cancelled or forfeited by the Company for no consideration. No Awards have previously been granted to Mr Graham van’t Hoff or Mr H. Keith Jennings.

(e)

A summary of the material terms of the Awards is set forth in “Executive Compensation – 2022 Equity Compensation Plan” above. Awards are considered a cost-effective and efficient means of payment in consideration of services rendered by the Directors.

The value of Awards is generally determined by reference to the average closing price of Common Stock for the 10 trading days prior to the date of grant. No independent valuation has been obtained in respect of the Awards. The actual value (if any) that will be received from the grant of Awards cannot be determined until the end of the relevant vesting conditions and will depend on the extent to which the vesting conditions are achieved.

Based on a price of US$6.69 (being the closing price of Common Stock on NASDAQ on March 15, 2023), the securities to be issued under this Proposal have the following values:

(1)	Mr David Salisbury: US$80,166.27

(2)	Mr Sen Ming (Jimmy) Lim: US$53,908.02

(3)	Mr Stephen Hunt: US$56,878.38

(4)	Mr Graham van’t Hoff: US$25,100.88

(5)	Mr H. Keith Jennings: US$28,071.24

(f)	Securities the subject of this Proposal will be issued within 1 month of the date of the Annual Meeting.

(g)	No cash consideration is payable for the grant of securities that are the subject of this Proposal.

(h)	A summary of the material terms of the Plan is set forth in “Executive Compensation – 2022 Equity Compensation Plan” above.

(i)	No loan will be provided by the Company to a Director in relation to the issue of the securities that are the subject of this Proposal.

(j)

Details of any Awards issued pursuant to the Plan in any financial year will be set out in the Company’s annual report for that year, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF AWARDS TO EACH OF THE CURRENT DIRECTORS OF THE COMPANY PURSUANT TO THE COMPANY’S 2022 EQUITY COMPENSATION PLAN.

PROPOSAL EIGHT (1) to (4)

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF COMMON STOCK TO THE CURRENT AND FORMER DIRECTORS OF THE COMPANY

Introduction

As noted in respect of Proposal Seven, the Company has agreed to seek shareholder approval for some or all of the Awards previously granted under the Plan which were cancelled or forfeited by the Company (refer to the Company’s ASX announcement dated January 4, 2023) to the current and former Directors of the Company (or Common Stock referable to those Awards).

Proposed issue of Common Stock

The Company proposes to issue the following Common Stock to the current and former Directors in lieu of, and as a replacement for the shares of Common Stock that would have been issued on the vesting and conversion of Awards that had previously been granted without shareholder approval.

The Company also proposes to grant Awards under the Plan to the current and former Directors in lieu of, and as a replacement for, Awards that had previously been granted without shareholder approval. The approval of the grant of such Awards is the subject of Proposal Seven.

The following shares of Common Stock will be granted to the Company’s current Non-Executive Directors:

(1)	Mr David Salisbury: 3,701 shares of Common Stock

(2)	Mr Sen Ming (Jimmy) Lim: 3,701 shares of Common Stock

(3)	Mr Stephen Hunt: 3,701 shares of Common Stock

These Common Stock represent those Director Share Units previously granted under the Plan which were scheduled to vest at the Annual Meeting.

(4)	In addition, the Company proposes to issue 1,947 Common Stock to Ms Patricia Mishic O’Brien.(1)

(1)	Ms. O’Brien resigned from the Board effective January 30, 2023, but she is entitled to the Common Stock referable to the Director Share Units in connection with her service.

The issue of Common Stock to each Director will be voted on separately.

Restriction on ability to issue securities without approval

ASX Listing Rule 10.11 prohibits (subject to certain exceptions) a listed entity from issuing or agreeing to issue equity securities to (among others) a related party or a person whose relationship with the entity (or another person covered by ASX Listing Rule 10.11) is such that, in ASX’s opinion, the issue or agreement should be approved by shareholders.

The purpose of this Proposal is to seek approval, for the purposes of ASX Listing Rule 10.11 and for all other purposes, for the grant of Awards and the issue of shares of Common Stock to the Company’s current and former Directors.

If the Proposal is approved, the Company will be able to proceed with the issuance of Common Stock.

If the Proposal is not approved, the Company may not be able to proceed with the proposed issuance of shares of Common Stock, and the Company will need to find alternative measures to appropriately incentivize and compensate the Company’s current and former Directors.

Additional information required by ASX Listing Rule 10.13

Pursuant to and in accordance with ASX Listing Rule 10.13 and ASX Listing Rule 10.15, the following information is provided in relation to this Proposal:

(a)	The persons to whom shares of Common Stock are to be issued (and their relationship with the Company) is as set out below

(i)	Mr David Salisbury, Mr Sen Ming (Jimmy) Lim and Mr Stephen Hunt: each are a current Non-Executive Director of the Company and a related party for the purposes of ASX Listing Rule 10.11.1.

(ii)	Ms Patricia Mishic O’Brien: a former Non-Executive Director of the Company and is a person to whom ASX Listing Rule 10.11.5 applies.

(b)	The number of securities for which approval is being sought is as set out above (being a total of 13,050 shares of Common Stock).

(c)	Securities the subject of this Proposal will be issued within 1 month of the date of the Annual Meeting.

(d)	No cash consideration is payable for the grant of securities that are the subject of this Proposal.

(e)

The total annual remuneration currently payable to each current Non-Executive Director is as noted in Proposal Six. The total remuneration package for Ms. O’Brien (prior to her resignation) was US$168,000.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF COMMON STOCK TO EACH OF THE CURRENT AND FORMER DIRECTORS OF THE COMPANY.

5E ADVANCED MATERIALS VOTE 5E Advanced Materials, Inc. ARBN 655 137 170 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6    Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.        C123456789 000000000.000000 ext 000000000.000000ext 000000000.000000 ext 000000000.000000ext 000000000.000000 ext 000000000.000000ext    Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59p.m, (CT), on April 26, 2023. Online Go to www.investorvote.com/FEAM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/FEAM    2023 Annual Meeting Proxy Card 1234 5678 9012 345    IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.    A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 8.    1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01—David Jay Salisbury 02—Stephen Hunt 03—H. Keith Jennings 04—Sen Ming (Jimmy) Lim 05—Graham van’t Hoff    For Against Abstain    2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for Fiscal Year 2023 4.To ratify and approve, for the purposes of ASX Listing Rule 7.4 and for all other purposes, the existing grants made under the Company’s 2022 Equity Compensation Plan 6.To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by the Directors in the Company’s 2022 Equity Compensation Plan For Against Abstain    3. To ratify and approve, for purposes of ASX Listing Rule 7.4 and for all other purposes, the issuance of our 4.50% Secured Convertible Notes to Bluescape 5. To approve, for the purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, the Company’s 2022 Equity Compensation Plan 7. To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of awards to the current Directors of the Company pursuant to the Company’s 2022 Equity Compensation Plan:    8.To approve, for the purposes of ASX Listing Rule 10.11 and for all other purposes, the issuance of common stock to the current and former Directors    For Against Abstain    1David Jay Salisbury 2Sen Ming (Jimmy) Lim 3Stephen Hunt 4Patricia Mishic O’Brien    For Against Abstain    1 David Jay Salisbury 2Sen Ming (Jimmy) Lim 3Stephen Hunt 4Graham van’t Hoff 5 H. Keith Jennings C 1234567890J N T 1UPX574065    MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND    03S1RF                +

The 2023 Annual Meeting of Shareholders of 5E Advanced Materials, Inc. will be held on April 27, 2023 at 4:00pm CT, virtually via the internet at www.meetnow.global/M265SYK. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/FEAM    Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FEAM    IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.    Proxy — 5E Advanced Materials, Inc.    Notice of 2023 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — April 27, 2023 Chantel Jordan and Paul Weibel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of 5E Advanced Materials, Inc. to be held on April 27, 2023 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-8. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)    B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.    Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.    C Non-Voting Items Change of Address — Please print new address below.    Comments — Please print your comments below. +

5E Advanced Materials, Inc. ARBN 655 137 170 Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 4000 (outside Australia) Online: www.investorcentre.com/contact 5EARM MR RETURN SAMPLE 123 SAMPLE STREET SAMPLE SURBURB SAMPLETOWN VIC 3030 YOUR VOTE IS IMPORTANT For your vote to be effective it must be received by 12 noon AEST on Friday, 21 April 2023. CDI Voting Instruction Form How to Vote on Items of Business Ten (10) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of Company Common Stock, so that every 10 (ten) CDIs registered in your name at 15 March 2023 entitles you to one vote. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares. SIGNING INSTRUCTIONS FOR POSTAL FORMS Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. Lodge your Form: XX Online: Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code. Your secure access information is Control Number: 999999 PIN: 99999 For Intermediary Online subscribers (custodians) go to www.intermediaryonline.com By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne VIC 3001 Australia By Fax: 1800 783 447 within Australia or +61 3 9473 2555 outside Australia PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare. Samples/000002/000003

MR RETURN SAMPLE 123 SAMPLE STREET SAMPLE SURBURB SAMPLETOWN VIC 3030 Change of address. If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a*ï‰9999999999* broker (reference number commences with ‘X’) should advise your broker of any changes. I ND your broker of any changes. CDI Voting Instruction Form Please mark to indicate your directions Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed XX Voting Instructions to CHESS Depositary Nominees Pty Ltd I/We being a holder of CHESS Depositary Interests of 5E Advanced Materials, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of 5E Advanced Materials, Inc. to be held virtually via the internet at www.meetnow.global/M265SYK on Thursday, 27 April 2023 at 4:00pm CT and at any adjournment or postponement of that meeting. By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting. Step 2 Items of Business PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Pty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority. 1. Election of Directors: For    Against    Abstain 01 David Jay Salisbury    For    Against    Abstain 02 Stephen Hunt    For    Against    Abstain 03 H. Keith Jennings 04 Sen Ming (Jimmy) Lim 05 Graham van’t Hoff    For    Against    Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for Fiscal Year 2023 4. To ratify and approve, for the purposes of ASX Listing Rule 7.4 and for all other purposes, the existing grants made under the Company’s 2022 Equity Compensation Plan 6. To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by the Directors in the Company’s 2022 Equity Compensation Plan.    For    Against    Abstain 3. To ratify and approve, for purposes of ASX Listing Rule 7.4 and for all other purposes, the issuance of our 4.50% Secured Convertible Notes to Bluescape 5. To approve, for the purposes of ASX Listing Rule 7.2 (Exception 13) and for all other purposes, the Company’s 2022 Equity Compensation Plan 7. To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of awards to the current Directors of the Company pursuant to the Company’s 2022 Equity Compensation Plan:    For    Against    Abstain 01 David Jay Salisbury    For    Against    Abstain 02 Sen Ming (Jimmy) Lim    For    Against    Abstain 03 Stephen Hunt 04 Graham van’t Hoff 05 H. Keith Jennings 8. To approve, for the purposes of ASX Listing Rule 10.11 and for all other purposes, the issuance of common stock to the current and former Directors:    For    Against    Abstain 01 David Jay Salisbury    For    Against    Abstain 02 Sen Ming (Jimmy) Lim    For    Against    Abstain 03 Stephen Hunt 04 Patricia Mishic O’Brien Step 3 Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 /                / Sole Director & Sole Company Secretary Director Director/Company Secretary Date Update your communication details (Optional) By providing your email address, you consent to receive future Notice Mobile Number Email Address of Meeting & Proxy communications electronically 5 E A 9 9 9 9 9 9 A